                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 29, 2004

                                LYNCH CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

INDIANA                          1-106                     38-1799862
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission               (IRS Employer
of Incorporation)                File Number)              Identification No.)

140 GREENWICH AVENUE, 4TH FLOOR, GREENWICH, CT                06830
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code: 203-622-1150
                                                            ------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

     On December 29, 2004, the Registrant issued a press release  announcing the appointment of Brian Fabacher as President of the Registrant's  subsidiary Lynch
Systems,  Inc.,  replacing  Arnold  Bowling who  retired.  The text of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits

       NUMBER      EXHIBIT
       ------      -------

       99.1        Press release of Lynch Corporation dated December 29, 2004.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    LYNCH CORPORATION

                                    By:/s/ John C. Ferrara
                                       -------------------------------
                                       John C. Ferrara
January 4, 2005                        President